EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated November 23, 1999, incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements No.
33-52065 and 333-74255 both on Form S-8.



                               ARTHUR ANDERSEN LLP


Houston, Texas
December 15, 1999